Exhibit 99.1
FOR IMMEDIATE RELEASE
July 27, 2023
For further information contact:
Craig L. Montanaro, President and Chief Executive Officer, or
Keith Suchodolski, Senior Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END 2023 RESULTS
AND DECLARATION OF CASH DIVIDEND

Fairfield, N.J., July 27, 2023 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended June 30, 2023 of $12.0 million, or $0.19 per diluted share, compared to $10.3 million, or $0.16 per diluted share, for the quarter ended March 31, 2023.
For the fiscal year ended June 30, 2023, the Company reported net income of $40.8 million, or $0.63 per diluted share, compared to $67.5 million, or $0.95 per diluted share, for the fiscal year ended June 30, 2022. Net income for the years ended June 30, 2023 and June 30, 2022 was impacted by various non-recurring items, as described in further detail below.
The Company also announced that its Board of Directors has declared a quarterly cash dividend of $0.11 per share, payable on August 23, 2023 to stockholders of record as of August 9, 2023.
Craig L. Montanaro, President and Chief Executive Officer, commented, “The current operating environment for community banks remains challenging. An inverted yield curve, intense competition for deposits and slowing demand for loans all present near-term earnings headwinds for our industry. Despite these challenges I am pleased to report our success on several fronts.”
Mr. Montanaro continued, “As expected, the rate of our net interest margin compression slowed, declining nine basis points quarter-over-quarter. Our operating efficiency initiative continues to gain traction, with adjusted non-interest expense down 2.7% from the prior quarter and 9.8% from our December 2022 non-interest expense run rate. We improved our capital position, increasing tangible common equity by 33 basis points from the prior quarter, while continuing to reduce outstanding shares via our repurchase program. Finally, our loan charge-off rate remains industry-leading, with full fiscal year 2023 net charge-offs of $810,000, or 0.01% of average loans.”
Mr. Montanaro concluded, “While it remains to be seen how long this current environment persists, our balance sheet and risk profile position us well for long-term success. In the meantime, we remain committed to serving our clients and our communities, while continuing to build franchise and shareholder value.”
Balance Sheet
•Total assets were $8.06 billion at June 30, 2023, a decrease of $284.5 million, or 3.4%, from March 31, 2023 and an increase of $344.9 million, or 4.5%, from June 30, 2022.
•Cash and cash equivalents totaled $70.5 million at June 30, 2023, a decrease of $124.1 million, or 63.8%, from March 31, 2023 and a decrease of $31.1 million, or 30.6%, from June 30, 2022.
•Investment securities totaled $1.37 billion at June 30, 2023, a decrease of $42.6 million, or 3.0%, from March 31, 2023 and a decrease of $88.2 million, or 6.0%, from June 30, 2022.
•Loans receivable totaled $5.83 billion at June 30, 2023, a decrease of $136.9 million, or 2.3%, from March 31, 2023 and an increase of $411.6 million, or 7.6%, from June 30, 2022. The decrease for the quarter and the increase for the year were largely driven by multi-family and nonresidential mortgage loans.
•Deposits were $5.63 billion at June 30, 2023, a decrease of $174.2 million, or 3.0%, from March 31, 2023 and a decrease of $233.1 million, or 4.0%, from June 30, 2022. Excluding brokered certificates of deposit (“CDs”), deposits decreased $53.7 million, or 1.1%, from March 31, 2023 and $100.1 million, or 2.0%, from June 30, 2022. Excluding brokered CDs, the decrease for both the quarter and the year were largely driven by a decline in savings deposits, partially offset by growth in retail CDs.

•The aggregate amount of uninsured deposits was $1.77 billion at June 30, 2023. Excluding collateralized deposits of state and local governments, and deposits of the Bank’s wholly-owned subsidiary and holding company, the aggregate amount of uninsured deposits was $710.4 million, or 12.6% of total deposits.
•Borrowings were $1.51 billion at June 30, 2023, a decrease of $104.9 million, or 6.5%, from March 31, 2023 and an increase of $605.5 million, or 67.2%, from June 30, 2022. At June 30, 2023, borrowings comprised $1.41 billion of advances from the Federal Home Loan Bank of New York and $100.0 million from unsecured fed funds lines of credit.
•At June 30, 2023, the Company maintained available secured borrowing capacity of $2.44 billion, of which $1.96 billion was immediately accessible via in-place collateral and $477.0 million represented the market value of unpledged securities.
Earnings
Performance Highlights
•Return on average assets was 0.59% and 0.50% for the quarters ended June 30, 2023 and March 31, 2023, respectively, and 0.51% and 0.93% for the years ended June 30, 2023 and 2022, respectively.
•Return on average equity was 5.58% and 4.69% for the quarters ended June 30, 2023 and March 31, 2023, respectively, and 4.66% and 6.86% for the years ended June 30, 2023 and 2022, respectively.
•Return on average tangible equity was 7.41% and 6.20% for the quarters ended June 30, 2023 and March 31, 2023, respectively, and 6.17% and 8.77% for the years ended June 30, 2023 and 2022, respectively.
Net Interest Income and Net Interest Margin
•Net interest margin contracted nine basis points to 2.11% for the quarter ended June 30, 2023 and 60 basis points to 2.34% for the year ended June 30, 2023. The decrease for the quarter was due largely to an increase in the cost of interest-bearing deposits, partially offset by an increase in the yield on interest-earning assets. The decrease for the year was due largely to increases in the cost and average balance of interest-earning liabilities, partially offset by increases in yield on and average balance of interest-earning assets.
•For the quarter ended June 30, 2023, net interest income decreased $2.2 million to $40.2 million from $42.4 million for the quarter ended March 31, 2023. Included in net interest income for the quarters ended June 30, 2023 and March 31, 2023, respectively, was purchase accounting accretion of $887,000 and $711,000, and loan prepayment penalty income of $185,000 and $103,000.
•For the year ended June 30, 2023, net interest income decreased $20.7 million to $175.9 million from $196.6 million for the year ended June 30, 2022. Included in net interest income for the years ended June 30, 2023 and 2022, respectively, was purchase accounting accretion of $5.3 million and $9.0 million, and loan prepayment penalty income of $895,000 and $5.4 million.
Non-Interest Income
•For the quarter ended June 30, 2023, non-interest income increased $2.0 million to $3.7 million. The increase was primarily attributable to a loss on sale of loans of $2.4 million during the quarter ended March 31, 2023.
•For the year ended June 30, 2023, non-interest income decreased $11.2 million to $2.8 million. The decrease was primarily attributable to a loss of $15.2 million on the sale of securities during the current year, partially offset by a non-recurring gain of $2.9 million attributable to the sale of a former branch location.
Non-Interest Expense
•For the quarter ended June 30, 2023, non-interest expense decreased $1.6 million, or 5.2%, to $28.8 million from $30.4 million for the quarter ended March 31, 2023. The decrease was primarily attributable to branch consolidation expense recorded in the comparative period and a decrease in salaries and benefits expense.
•For the year ended June 30, 2022, non-interest expense decreased $2.0 million to $123.8 million from $125.7 million for the year ended June 30, 2022. The decrease was primarily attributable to decreases in occupancy, equipment and systems, directors’ compensation and salaries and benefits expenses, partially offset by an increase in federal deposit insurance premiums.

•For the year ended June 30, 2023, the Company recorded $800,000 of branch consolidation expense, of which $250,000 was recorded in occupancy expense and $550,000 was recorded in other expense, and $757,000 of severance expense from a workforce realignment. For the year ended June 30, 2022, the Company recorded $1.9 million of branch consolidation expense and impairment charges, of which $1.5 million was recorded in occupancy expense and $420,000 was recorded in other expense, and $800,000 of expense from the early termination of a contract with a service provider.
•The efficiency and non-interest expense ratios were 65.60% and 1.41%, respectively, for the quarter ended June 30, 2023, as compared to 68.96% and 1.47%, respectively, for the quarter ended March 31, 2023. The efficiency and non-interest expense ratios were 69.28% and 1.53%, respectively, for the year ended June 30, 2023, as compared to 59.71% and 1.73%, respectively, for the year ended June 30, 2022.
Income Taxes
•Income tax expense totaled $3.4 million for the quarter ended June 30, 2023 compared to $2.9 million for the quarter ended March 31, 2023, resulting in an effective tax rate of 21.9% and 22.0%, respectively. Income tax expense totaled $11.6 million for the year ended June 30, 2023 compared to $24.8 million for the year ended June 30, 2022, resulting in an effective tax rate of 22.1% and 26.9%, respectively.
Asset Quality
•The balance of non-performing assets decreased $1.9 million to $55.6 million, or 0.69% of total assets, at June 30, 2023, from $57.4 million, or 0.69% of total assets, at March 31, 2023. The balance of non-performing assets was $92.2 million, or 1.19% of total assets, at June 30, 2022.
•Net charge-offs totaled $82,000, or 0.01% of average loans, on an annualized basis, for the quarter ended June 30, 2023, compared to $206,000, or 0.01% of average loans, on an annualized basis, for the quarter ended March 31, 2023. For the year ended June 30, 2023, net charge-offs totaled $810,000, or 0.01% of average loans, compared to $3.6 million, or 0.07% of average loans, for the year ended June 30, 2022.
•For the quarter ended June 30, 2023, the Company recorded a reversal of credit losses of $306,000, compared to a provision for credit losses of $451,000 for the quarter ended March 31, 2023. The reversal for the quarter ended June 30, 2023 was largely driven by a decrease in the balance of loans receivable, partially offset by a net increase in reserves on loans individually analyzed for impairment. For the years ended June 30, 2023 and 2022, the Company recorded a provision for credit losses of $2.5 million and a reversal of credit losses of $7.5 million, respectively.
•The allowance for credit losses was $48.7 million, or 0.83% of total loans, at June 30, 2023, compared to $49.1 million, or 0.82% of total loans, at March 31, 2023 and $47.1 million, or 0.87% of total loans, at June 30, 2022.
Capital
•For the quarter ended June 30, 2023, book value per share increased $0.21, or 1.6%, to $13.20 while tangible book value per share increased $0.17, or 1.7%, to $9.96. For the year ended June 30, 2023, book value per share increased $0.18, or 1.4%, to $13.20 while tangible book value per share increased $0.06, or 0.6%, to $9.96.
•During the quarter and year ended June 30, 2023, the Company repurchased 812,506 and 2,820,398 shares of common stock at a cost of $6.4 million and $27.4 million, or $7.83 and $9.73 per share, respectively.
•At June 30, 2023, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $111.1 million, partially offset by after-tax unrealized gains on derivatives of $41.5 million. After-tax net unrecognized losses on securities held to maturity of $10.9 million were not reflected in total stockholders’ equity.
•At June 30, 2023, the Company’s tangible equity to tangible assets ratio equaled 8.35% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

This earnings release should be read in conjunction with Kearny Financial Corp.’s Q4 2023 Investor Presentation, a copy of which is available through the Investor Relations link located at the bottom of the page of our website at www.kearnybank.com and via a Current Report on Form 8-K on the website of the Securities and Exchange Commission at www.sec.gov.
Statements contained in this news release that are not historical facts are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. The Company does not undertake and specifically disclaims any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.
Category: Earnings

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	March 31, 2023	Variance or Change	Variance or Change Pct.
Assets
Cash and cash equivalents	$70,515	$194,568	$(124,053)	-63.8%
Securities available for sale	1,227,729	1,267,066	(39,337)	-3.1%
Securities held to maturity	146,465	149,764	(3,299)	-2.2%
Loans held-for-sale	9,591	5,401	4,190	77.6%
Loans receivable	5,829,421	5,966,325	(136,904)	-2.3%
Less: allowance for credit losses on loans	(48,734)	(49,122)	(388)	-0.8%
Net loans receivable	5,780,687	5,917,203	(136,516)	-2.3%
Premises and equipment	48,309	49,589	(1,280)	-2.6%
Federal Home Loan Bank stock	71,734	76,319	(4,585)	-6.0%
Accrued interest receivable	28,133	28,794	(661)	-2.3%
Goodwill	210,895	210,895	—	—%
Core deposit intangible	2,457	2,590	(133)	-5.1%
Bank owned life insurance	292,825	291,220	1,605	0.6%
Deferred income taxes, net	51,973	53,151	(1,178)	-2.2%
Other real estate owned	12,956	13,410	(454)	-3.4%
Other assets	110,546	89,366	21,180	23.7%
Total assets	$8,064,815	$8,349,336	$(284,521)	-3.4%

Liabilities
Deposits:
Non-interest-bearing	$609,999	$617,778	$(7,779)	-1.3%
Interest-bearing	5,019,184	5,185,626	(166,442)	-3.2%
Total deposits	5,629,183	5,803,404	(174,221)	-3.0%
Borrowings	1,506,812	1,611,692	(104,880)	-6.5%
Advance payments by borrowers for taxes	18,338	18,706	(368)	-2.0%
Other liabilities	41,198	49,304	(8,106)	-16.4%
Total liabilities	7,195,531	7,483,106	(287,575)	-3.8%

Stockholders' Equity
Common stock	659	667	(8)	-1.2%
Paid-in capital	503,332	509,359	(6,027)	-1.2%
Retained earnings	457,611	452,605	5,006	1.1%
Unearned ESOP shares	(22,862)	(23,348)	486	2.1%
Accumulated other comprehensive loss	(69,456)	(73,053)	3,597	4.9%
Total stockholders' equity	869,284	866,230	3,054	0.4%
Total liabilities and stockholders' equity	$8,064,815	$8,349,336	$(284,521)	-3.4%

Consolidated capital ratios
Equity to assets	10.78%	10.37%	0.41%
Tangible equity to tangible assets (1)	8.35%	8.02%	0.33%

Share data
Outstanding shares	65,864	66,680	(816)	-1.2%
Book value per share	$13.20	$12.99	$0.21	1.6%
Tangible book value per share (2)	$9.96	$9.79	$0.17	1.7%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2023	March 31, 2023
Interest income
Loans	$62,044	$60,172	$1,872	3.1%
Taxable investment securities	15,736	15,459	277	1.8%
Tax-exempt investment securities	91	99	(8)	-8.1%
Other interest-earning assets	1,821	1,441	380	26.4%
Total interest income	79,692	77,171	2,521	3.3%

Interest expense
Deposits	26,226	22,246	3,980	17.9%
Borrowings	13,286	12,554	732	5.8%
Total interest expense	39,512	34,800	4,712	13.5%
Net interest income	40,180	42,371	(2,191)	-5.2%
(Reversal of) provision for credit losses	(306)	451	(757)	-167.8%
Net interest income after (reversal of) provision for credit losses	40,486	41,920	(1,434)	-3.4%

Non-interest income
Fees and service charges	699	910	(211)	-23.2%
Gain (loss) on sale of loans	199	(2,373)	2,572	-108.4%
Loss on sale of other real estate owned	(139)	—	(139)	—%
Income from bank owned life insurance	1,605	1,581	24	1.5%
Electronic banking fees and charges	399	457	(58)	-12.7%
Other income	903	1,071	(168)	-15.7%
Total non-interest income	3,666	1,646	2,020	122.7%

Non-interest expense
Salaries and employee benefits	17,315	18,005	(690)	-3.8%
Net occupancy expense of premises	2,862	3,097	(235)	-7.6%
Equipment and systems	3,511	3,537	(26)	-0.7%
Advertising and marketing	231	413	(182)	-44.1%
Federal deposit insurance premium	1,455	1,546	(91)	-5.9%
Directors' compensation	345	340	5	1.5%
Other expense	3,042	3,414	(372)	-10.9%
Total non-interest expense	28,761	30,352	(1,591)	-5.2%
Income before income taxes	15,391	13,214	2,177	16.5%
Income taxes	3,378	2,902	476	16.4%
Net income	$12,013	$10,312	$1,701	16.5%

Net income per common share (EPS)
Basic	$0.19	$0.16	$0.03
Diluted	$0.19	$0.16	$0.03

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$7,007	$7,196	$(189)
Dividend payout ratio	58.3%	69.8%	(11.5)%

Weighted average number of common shares outstanding
Basic	63,667	64,769	(1,102)
Diluted	63,667	64,783	(1,116)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2023	March 31, 2023
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,932,541	$5,986,669	$(54,128)	-0.9%
Taxable investment securities	1,529,582	1,558,222	(28,640)	-1.8%
Tax-exempt investment securities	16,346	17,663	(1,317)	-7.5%
Other interest-earning assets	128,158	131,682	(3,524)	-2.7%
Total interest-earning assets	7,606,627	7,694,236	(87,609)	-1.1%
Non-interest-earning assets	556,962	575,009	(18,047)	-3.1%
Total assets	$8,163,589	$8,269,245	$(105,656)	-1.3%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,321,120	$2,363,762	$(42,642)	-1.8%
Savings	774,854	858,673	(83,819)	-9.8%
Certificates of deposit	2,057,818	2,069,396	(11,578)	-0.6%
Total interest-bearing deposits	5,153,792	5,291,831	(138,039)	-2.6%
Borrowings:
Federal Home Loan Bank advances	1,374,316	1,402,269	(27,953)	-2.0%
Other borrowings	100,055	1,611	98,444	6110.7%
Total borrowings	1,474,371	1,403,880	70,491	5.0%
Total interest-bearing liabilities	6,628,163	6,695,711	(67,548)	-1.0%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	608,765	634,324	(25,559)	-4.0%
Other non-interest-bearing liabilities	64,970	60,327	4,643	7.7%
Total non-interest-bearing liabilities	673,735	694,651	(20,916)	-3.0%
Total liabilities	7,301,898	7,390,362	(88,464)	-1.2%
Stockholders' equity	861,691	878,883	(17,192)	-2.0%
Total liabilities and stockholders' equity	$8,163,589	$8,269,245	$(105,656)	-1.3%

Average interest-earning assets to average interest-bearing liabilities	114.76%	114.91%	-0.15%	-0.1%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	June 30, 2023	March 31, 2023
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.18%	4.02%	0.16%
Taxable investment securities	4.12%	3.97%	0.15%
Tax-exempt investment securities (1)	2.23%	2.23%	—%
Other interest-earning assets	5.68%	4.38%	1.30%
Total interest-earning assets	4.19%	4.01%	0.18%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.38%	2.01%	0.37%
Savings	0.48%	0.41%	0.07%
Certificates of deposit	2.24%	1.84%	0.40%
Total interest-bearing deposits	2.04%	1.68%	0.36%
Borrowings:
Federal Home Loan Bank advances	3.51%	3.58%	-0.07%
Other borrowings	4.89%	5.15%	-0.26%
Total borrowings	3.60%	3.58%	0.02%
Total interest-bearing liabilities	2.38%	2.08%	0.30%

Interest rate spread (2)	1.81%	1.93%	-0.12%
Net interest margin (3)	2.11%	2.20%	-0.09%

Non-interest income to average assets (annualized)	0.18%	0.08%	0.10%
Non-interest expense to average assets (annualized)	1.41%	1.47%	-0.06%

Efficiency ratio (4)	65.60%	68.96%	-3.36%

Return on average assets (annualized)	0.59%	0.50%	0.09%
Return on average equity (annualized)	5.58%	4.69%	0.89%
Return on average tangible equity (annualized) (5)	7.41%	6.20%	1.21%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	June 30, 2022	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$70,515	$101,615	$(31,100)	-30.6%
Securities available for sale	1,227,729	1,344,093	(116,364)	-8.7%
Securities held to maturity	146,465	118,291	28,174	23.8%
Loans held-for-sale	9,591	28,874	(19,283)	-66.8%
Loans receivable, including yield adjustments	5,829,421	5,417,845	411,576	7.6%
Less: allowance for credit losses on loans	(48,734)	(47,058)	1,676	3.6%
Net loans receivable	5,780,687	5,370,787	409,900	7.6%
Premises and equipment	48,309	53,281	(4,972)	-9.3%
Federal Home Loan Bank of New York stock	71,734	47,144	24,590	52.2%
Accrued interest receivable	28,133	20,466	7,667	37.5%
Goodwill	210,895	210,895	—	0.0%
Core deposit intangible	2,457	3,020	(563)	-18.6%
Bank owned life insurance	292,825	289,177	3,648	1.3%
Deferred income tax assets, net	51,973	49,350	2,623	5.3%
Other real estate owned	12,956	178	12,778	7178.7%
Other assets	110,546	82,712	27,834	33.7%
Total assets	$8,064,815	$7,719,883	$344,932	4.5%

Liabilities
Deposits:
Non-interest-bearing	$609,999	$653,899	$(43,900)	-6.7%
Interest-bearing	5,019,184	5,208,357	(189,173)	-3.6%
Total deposits	5,629,183	5,862,256	(233,073)	-4.0%
Borrowings	1,506,812	901,337	605,475	67.2%
Advance payments by borrowers for taxes	18,338	16,746	1,592	9.5%
Other liabilities	41,198	45,544	(4,346)	-9.5%
Total liabilities	7,195,531	6,825,883	369,648	5.4%

Stockholders' Equity
Common stock	$659	$687	$(28)	-4.1%
Paid-in capital	503,332	528,396	(25,064)	-4.7%
Retained earnings	457,611	445,451	12,160	2.7%
Unearned ESOP shares	(22,862)	(24,807)	1,945	-7.8%
Accumulated other comprehensive loss	(69,456)	(55,727)	(13,729)	24.6%
Total stockholders' equity	869,284	894,000	(24,716)	-2.8%
Total liabilities and stockholders' equity	$8,064,815	$7,719,883	$344,932	4.5%

Consolidated capital ratios
Equity to assets	10.78%	11.58%	-0.80%
Tangible equity to tangible assets (1)	8.35%	9.06%	-0.71%

Share data
Outstanding shares	65,864	68,666	(2,802)	-4.1%
Book value per share	$13.20	$13.02	$0.18	1.4%
Tangible book value per share (2)	$9.96	$9.90	$0.06	0.6%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	June 30, 2022	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Interest income
Loans	$233,147	$190,520	$42,627	22.4%
Taxable investment securities	54,855	32,746	22,109	67.5%
Tax-exempt investment securities	694	1,273	(579)	-45.5%
Other interest-earning assets	5,028	1,733	3,295	190.1%
Total Interest Income	293,724	226,272	67,452	29.8%

Interest expense
Deposits	78,163	15,208	62,955	414.0%
Borrowings	39,696	14,461	25,235	174.5%
Total interest expense	117,859	29,669	88,190	297.2%
Net interest income	175,865	196,603	(20,738)	-10.5%
Provision for (reversal of) credit losses	2,486	(7,518)	10,004	-133.1%
Net interest income after provision for (reversal of) credit losses	173,379	204,121	(30,742)	-15.1%

Non-interest income
Fees and service charges	3,106	2,580	526	20.4%
Loss on sale and call of securities	(15,227)	(559)	(14,668)	2624.0%
(Loss) gain on sale of loans	(1,645)	2,539	(4,184)	-164.8%
(Loss) gain on sale of real estate owned	(139)	5	(144)	-2880.0%
Income from bank owned life insurance	8,645	6,167	2,478	40.2%
Electronic banking fees and charges	1,759	1,626	133	8.2%
Other income	6,252	1,576	4,676	296.7%
Total non-interest income	2,751	13,934	(11,183)	-80.3%

Non-interest expense
Salaries and employee benefits	75,589	76,264	(675)	-0.9%
Net occupancy expense of premises	12,036	14,114	(2,078)	-14.7%
Equipment and systems	14,577	15,886	(1,309)	-8.2%
Advertising and marketing	2,122	2,059	63	3.1%
Federal deposit insurance premium	5,133	2,455	2,678	109.1%
Directors' compensation	1,364	2,132	(768)	-36.0%
Other expense	12,930	12,798	132	1.0%
Total non-interest expense	123,751	125,708	(1,957)	-1.6%
Income before income taxes	52,379	92,347	(39,968)	-43.3%
Income taxes	11,568	24,800	(13,232)	-53.4%
Net income	$40,811	$67,547	$(26,736)	-39.6%

Net income per common share (EPS)
Basic	$0.63	$0.95	$(0.32)
Diluted	$0.63	$0.95	$(0.32)

Dividends declared
Cash dividends declared per common share	$0.44	$0.43	$0.01
Cash dividends declared	$28,651	$30,463	$(1,812)
Dividend payout ratio	70.2%	45.1%	25.1%

Weighted average number of common shares outstanding
Basic	64,804	70,911	(6,107)
Diluted	64,804	70,933	(6,129)

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2023	June 30, 2022	Variance or Change	Variance or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,827,123	$4,922,400	$904,723	18.4%
Taxable investment securities	1,532,961	1,622,475	(89,514)	-5.5%
Tax-exempt investment securities	30,332	55,981	(25,649)	-45.8%
Other interest-earning assets	115,390	82,802	32,588	39.4%
Total interest-earning assets	7,505,806	6,683,658	822,148	12.3%
Non-interest-earning assets	563,131	598,712	(35,581)	-5.9%
Total assets	$8,068,937	$7,282,370	$786,567	10.8%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,349,802	$2,067,200	$282,602	13.7%
Savings	896,651	1,088,971	(192,320)	-17.7%
Certificates of deposit	2,083,864	1,711,276	372,588	21.8%
Total interest-bearing deposits	5,330,317	4,867,447	462,870	9.5%
Borrowings:
Federal Home Loan Bank Advances	1,101,658	679,388	422,270	62.2%
Other borrowings	57,468	72,841	(15,373)	-21.1%
Total borrowings	1,159,126	752,229	406,897	54.1%
Total interest-bearing liabilities	6,489,443	5,619,676	869,767	15.5%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	644,543	624,666	19,877	3.2%
Other non-interest-bearing liabilities	59,593	53,477	6,116	11.4%
Total non-interest-bearing liabilities	704,136	678,143	25,993	3.8%
Total liabilities	7,193,579	6,297,819	895,760	14.2%
Stockholders' equity	875,358	984,551	(109,193)	-11.1%
Total liabilities and stockholders' equity	$8,068,937	$7,282,370	$786,567	10.8%

Average interest-earning assets to average interest-bearing liabilities	115.66%	118.93%	(3.27)%	-2.8%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Year Ended
	June 30, 2023	June 30, 2022	Variance or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.00%	3.87%	0.13%
Taxable investment securities	3.58%	2.02%	1.56%
Tax-exempt investment securities (1)	2.29%	2.27%	0.02%
Other interest-earning assets	4.36%	2.09%	2.27%
Total interest-earning assets	3.91%	3.39%	0.52%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	1.73%	0.25%	1.48%
Savings	0.37%	0.11%	0.26%
Certificates of deposit	1.64%	0.52%	1.12%
Total interest-bearing deposits	1.47%	0.31%	1.16%
Borrowings:
Federal Home Loan Bank Advances	3.43%	2.07%	1.36%
Other borrowings	3.41%	0.54%	2.87%
Total borrowings	3.42%	1.92%	1.50%
Total interest-bearing liabilities	1.82%	0.53%	1.29%

Interest rate spread (2)	2.09%	2.86%	-0.77%
Net interest margin (3)	2.34%	2.94%	-0.60%

Non-interest income to average assets	0.03%	0.19%	-0.16%
Non-interest expense to average assets	1.53%	1.73%	-0.20%

Efficiency ratio (4)	69.28%	59.71%	9.57%

Return on average assets	0.51%	0.93%	-0.42%
Return on average equity	4.66%	6.86%	-2.20%
Return on average tangible equity (5)	6.17%	8.77%	-2.60%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$70,515	$194,568	$75,660	$96,076	$101,615
Securities available for sale	1,227,729	1,267,066	1,286,354	1,263,176	1,344,093
Securities held to maturity	146,465	149,764	153,786	115,943	118,291
Loans held-for-sale	9,591	5,401	12,940	12,936	28,874
Loans receivable	5,829,421	5,966,325	5,984,133	5,656,370	5,417,845
Less: allowance for credit losses on loans	(48,734)	(49,122)	(48,877)	(47,613)	(47,058)
Net loans receivable	5,780,687	5,917,203	5,935,256	5,608,757	5,370,787
Premises and equipment	48,309	49,589	50,953	52,642	53,281
Federal Home Loan Bank stock	71,734	76,319	69,022	44,957	47,144
Accrued interest receivable	28,133	28,794	27,368	23,817	20,466
Goodwill	210,895	210,895	210,895	210,895	210,895
Core deposit intangible	2,457	2,590	2,732	2,876	3,020
Bank owned life insurance	292,825	291,220	289,673	289,690	289,177
Deferred income taxes, net	51,973	53,151	51,107	54,278	49,350
Other real estate owned	12,956	13,410	13,410	178	178
Other assets	110,546	89,366	110,162	113,369	82,712
Total assets	$8,064,815	$8,349,336	$8,289,318	$7,889,590	$7,719,883

Liabilities
Deposits:
Non-interest-bearing	$609,999	$617,778	$650,950	$683,406	$653,899
Interest-bearing	5,019,184	5,185,626	5,320,421	5,424,872	5,208,357
Total deposits	5,629,183	5,803,404	5,971,371	6,108,278	5,862,256
Borrowings	1,506,812	1,611,692	1,383,573	851,454	901,337
Advance payments by borrowers for taxes	18,338	18,706	17,307	16,555	16,746
Other liabilities	41,198	49,304	44,427	38,329	45,544
Total liabilities	7,195,531	7,483,106	7,416,678	7,014,616	6,825,883

Stockholders' Equity
Common stock	659	667	674	680	687
Paid-in capital	503,332	509,359	515,332	520,245	528,396
Retained earnings	457,611	452,605	449,489	454,710	445,451
Unearned ESOP shares	(22,862)	(23,348)	(23,834)	(24,321)	(24,807)
Accumulated other comprehensive loss	(69,456)	(73,053)	(69,021)	(76,340)	(55,727)
Total stockholders' equity	869,284	866,230	872,640	874,974	894,000
Total liabilities and stockholders' equity	$8,064,815	$8,349,336	$8,289,318	$7,889,590	$7,719,883

Consolidated capital ratios
Equity to assets	10.78%	10.37%	10.53%	11.09%	11.58%
Tangible equity to tangible assets (1)	8.35%	8.02%	8.16%	8.61%	9.06%

Share data
Outstanding shares	65,864	66,680	67,388	67,938	68,666
Book value per share	$13.20	$12.99	$12.95	$12.88	$13.02
Tangible book value per share (2)	$9.96	$9.79	$9.78	$9.73	$9.90
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,761,775	$2,835,852	$2,851,721	$2,570,297	$2,409,090
Nonresidential mortgage	968,574	1,002,643	1,017,341	1,040,688	1,019,838
Commercial business	146,861	162,038	177,530	186,361	176,807
Construction	226,609	215,524	186,663	166,052	140,131
Total commercial loans	4,103,819	4,216,057	4,233,255	3,963,398	3,745,866
One- to four-family residential mortgage	1,700,559	1,713,343	1,719,514	1,666,730	1,645,816
Consumer loans:
Home equity loans	43,549	44,376	45,690	43,269	42,028
Other consumer	2,549	2,592	2,648	2,869	2,866
Total consumer loans	46,098	46,968	48,338	46,138	44,894
Total loans, excluding yield adjustments	5,850,476	5,976,368	6,001,107	5,676,266	5,436,576
Unaccreted yield adjustments	(21,055)	(10,043)	(16,974)	(19,896)	(18,731)
Loans receivable, net of yield adjustments	5,829,421	5,966,325	5,984,133	5,656,370	5,417,845
Less: allowance for credit losses on loans	(48,734)	(49,122)	(48,877)	(47,613)	(47,058)
Net loans receivable	$5,780,687	$5,917,203	$5,935,256	$5,608,757	$5,370,787

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$—	$—
Nonaccrual loans	42,627	44,026	40,549	68,574	70,321
Total nonperforming loans	42,627	44,026	40,549	68,574	70,321
Nonaccrual loans held-for-sale	—	—	8,650	8,650	21,745
Other real estate owned	12,956	13,410	13,410	178	178
Total nonperforming assets	$55,583	$57,436	$62,609	$77,402	$92,244

Nonperforming loans (% total loans)	0.73%	0.74%	0.68%	1.21%	1.30%
Nonperforming assets (% total assets)	0.69%	0.69%	0.76%	0.98%	1.19%

Classified loans	$93,526	$103,461	$86,069	$92,610	$94,555

Allowance for credit losses on loans (ACL):
ACL to total loans	0.83%	0.82%	0.81%	0.84%	0.87%
ACL to nonperforming loans	114.33%	111.57%	120.54%	69.43%	66.92%
Net charge-offs	$82	$206	$407	$115	$1,024
Average net charge-off rate (annualized)	0.01%	0.01%	0.03%	0.01%	0.08%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Funding composition:
Deposits:
Non-interest-bearing deposits	$609,999	$617,778	$650,950	$683,406	$653,899
Interest-bearing demand	2,252,912	2,285,799	2,316,485	2,382,411	2,265,597
Savings	748,721	811,483	901,514	982,916	1,053,198
Certificates of deposit (retail)	1,377,028	1,327,343	1,354,907	1,263,124	1,116,035
Certificates of deposit (brokered and listing service)	640,523	761,001	747,515	796,421	773,527
Interest-bearing deposits	5,019,184	5,185,626	5,320,421	5,424,872	5,208,357
Total deposits	5,629,183	5,803,404	5,971,371	6,108,278	5,862,256

Borrowings:
Federal Home Loan Bank advances	1,281,812	1,156,692	1,256,573	796,454	651,337
Overnight borrowings	225,000	455,000	127,000	55,000	250,000
Total borrowings	1,506,812	1,611,692	1,383,573	851,454	901,337

Total funding	$7,135,995	$7,415,096	$7,354,944	$6,959,732	$6,763,593

Loans as a % of deposits	102.9%	102.1%	99.6%	92.0%	92.1%
Deposits as a % of total funding	78.9%	78.3%	81.2%	87.8%	86.7%
Borrowings as a % of total funding	21.1%	21.7%	18.8%	12.2%	13.3%

Uninsured deposits:
Uninsured deposits (reported) (1)	$1,771,416	$1,678,051	$1,815,854	$1,771,851	$1,525,940
Uninsured deposits (adjusted) (2)	$710,377	$705,727	$794,407	$883,351	$792,067
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Interest income
Loans	$62,044	$60,172	$57,996	$52,935	$48,869
Taxable investment securities	15,736	15,459	13,221	10,439	8,915
Tax-exempt investment securities	91	99	219	285	297
Other interest-earning assets	1,821	1,441	1,005	761	472
Total interest income	79,692	77,171	72,441	64,420	58,553

Interest expense
Deposits	26,226	22,246	18,822	10,869	3,915
Borrowings	13,286	12,554	8,836	5,020	4,039
Total interest expense	39,512	34,800	27,658	15,889	7,954
Net interest income	40,180	42,371	44,783	48,531	50,599
(Reversal of) provision for credit losses	(306)	451	1,671	670	4,222
Net interest income after (reversal of) provision for credit losses	40,486	41,920	43,112	47,861	46,377

Non-interest income
Fees and service charges	699	910	734	763	658
Loss on sale and call of securities	—	—	(15,227)	—	(563)
Gain (loss) on sale of loans	199	(2,373)	134	395	187
Loss on sale of other real estate owned	(139)	—	—	—	(9)
Income from bank owned life insurance	1,605	1,581	1,761	3,698	1,533
Electronic banking fees and charges	399	457	397	506	366
Other income	903	1,071	3,723	555	638
Total non-interest income	3,666	1,646	(8,478)	5,917	2,810

Non-interest expense
Salaries and employee benefits	17,315	18,005	19,921	20,348	20,367
Net occupancy expense of premises	2,862	3,097	2,987	3,090	3,188
Equipment and systems	3,511	3,537	3,867	3,662	4,516
Advertising and marketing	231	413	731	747	703
Federal deposit insurance premium	1,455	1,546	1,226	906	762
Directors' compensation	345	340	339	340	340
Other expense	3,042	3,414	3,579	2,895	3,736
Total non-interest expense	28,761	30,352	32,650	31,988	33,612
Income before income taxes	15,391	13,214	1,984	21,790	15,575
Income taxes	3,378	2,902	33	5,255	4,205
Net income	$12,013	$10,312	$1,951	$16,535	$11,370

Net income per common share (EPS)
Basic	$0.19	$0.16	$0.03	$0.25	$0.17
Diluted	$0.19	$0.16	$0.03	$0.25	$0.17

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$7,007	$7,196	$7,172	$7,276	$7,441
Dividend payout ratio	58.3%	69.8%	367.6%	44.0%	65.4%

Weighted average number of common shares outstanding
Basic	63,667	64,769	65,030	65,737	67,240
Diluted	63,667	64,783	65,038	65,756	67,276

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,932,541	$5,986,669	$5,839,903	$5,553,996	$5,181,983
Taxable investment securities	1,529,582	1,558,222	1,527,578	1,516,974	1,608,372
Tax-exempt investment securities	16,346	17,663	37,917	48,973	51,672
Other interest-earning assets	128,158	131,682	114,175	88,038	87,990
Total interest-earning assets	7,606,627	7,694,236	7,519,573	7,207,981	6,930,017
Non-interest-earning assets	556,962	575,009	550,519	570,225	564,734
Total assets	$8,163,589	$8,269,245	$8,070,092	$7,778,206	$7,494,751

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,321,120	$2,363,762	$2,359,977	$2,354,340	$2,155,946
Savings	774,854	858,673	931,584	1,019,343	1,077,631
Certificates of deposit	2,057,818	2,069,396	2,192,722	2,014,922	1,701,725
Total interest-bearing deposits	5,153,792	5,291,831	5,484,283	5,388,605	4,935,302
Borrowings:
Federal Home Loan Bank advances	1,374,316	1,402,269	997,148	642,399	752,579
Other borrowings	100,055	1,611	—	127,456	185,901
Total borrowings	1,474,371	1,403,880	997,148	769,855	938,480
Total interest-bearing liabilities	6,628,163	6,695,711	6,481,431	6,158,460	5,873,782
Non-interest-bearing liabilities:
Non-interest-bearing deposits	608,765	634,324	666,846	667,624	640,200
Other non-interest-bearing liabilities	64,970	60,327	56,721	56,431	56,636
Total non-interest-bearing liabilities	673,735	694,651	723,567	724,055	696,836
Total liabilities	7,301,898	7,390,362	7,204,998	6,882,515	6,570,618
Stockholders' equity	861,691	878,883	865,094	895,691	924,133
Total liabilities and stockholders' equity	$8,163,589	$8,269,245	$8,070,092	$7,778,206	$7,494,751

Average interest-earning assets to average interest-bearing liabilities	114.76%	114.91%	116.02%	117.04%	117.98%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.18%	4.02%	3.97%	3.81%	3.77%
Taxable investment securities	4.12%	3.97%	3.46%	2.75%	2.22%
Tax-exempt investment securities (1)	2.23%	2.23%	2.32%	2.33%	2.30%
Other interest-earning assets	5.68%	4.38%	3.52%	3.46%	2.15%
Total interest-earning assets	4.19%	4.01%	3.85%	3.57%	3.38%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.38%	2.01%	1.63%	0.92%	0.31%
Savings	0.48%	0.41%	0.41%	0.23%	0.11%
Certificates of deposit	2.24%	1.84%	1.50%	0.97%	0.46%
Total interest-bearing deposits	2.04%	1.68%	1.37%	0.81%	0.32%
Borrowings:
Federal Home Loan Bank advances	3.51%	3.58%	3.54%	2.68%	1.96%
Other borrowings	4.89%	5.15%	—%	2.26%	0.77%
Total borrowings	3.60%	3.58%	3.54%	2.61%	1.72%
Total interest-bearing liabilities	2.38%	2.08%	1.71%	1.03%	0.54%

Interest rate spread (2)	1.81%	1.93%	2.14%	2.54%	2.84%
Net interest margin (3)	2.11%	2.20%	2.38%	2.69%	2.92%

Non-interest income to average assets (annualized)	0.18%	0.08%	-0.42%	0.30%	0.15%
Non-interest expense to average assets (annualized)	1.41%	1.47%	1.62%	1.65%	1.79%

Efficiency ratio (4)	65.60%	68.96%	89.93%	58.75%	62.93%

Return on average assets (annualized)	0.59%	0.50%	0.10%	0.85%	0.61%
Return on average equity (annualized)	5.58%	4.69%	0.90%	7.38%	4.92%
Return on average tangible equity (annualized) (5)	7.41%	6.20%	1.20%	9.70%	6.40%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.
Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Adjusted net income:
Net income (GAAP)	$12,013	$10,312	$1,951	$16,535	$11,370
Non-recurring transactions - net of tax:
Branch consolidation expenses	—	568	—	—	—
Net effect of sale and call of securities	—	—	10,811	—	400
Net effect of sale of other assets	—	—	(2,081)	—	—
Severance expense from workforce realignment	—	—	538	—	—
Early contract termination	—	—	—	—	568
Adjusted net income	$12,013	$10,880	$11,219	$16,535	$12,338

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$12,013	$10,312	$1,951	$16,535	$11,370
Adjustments to net income (GAAP):
Provision for income taxes	3,378	2,902	33	5,255	4,205
(Reversal of) provision for credit losses	(306)	451	1,671	670	4,222
Pre-tax, pre-provision net revenue (non-GAAP)	$15,085	$13,665	$3,655	$22,460	$19,797

Adjusted earnings per share:
Weighted average common shares - basic	63,667	64,769	65,030	65,737	67,240
Weighted average common shares - diluted	63,667	64,783	65,038	65,756	67,276

Earnings per share - basic (GAAP)	$0.19	$0.16	$0.03	$0.25	$0.17
Earnings per share - diluted (GAAP)	$0.19	$0.16	$0.03	$0.25	$0.17

Adjusted earnings per share - basic (non-GAAP)	$0.19	$0.17	$0.17	$0.25	$0.18
Adjusted earnings per share - diluted (non-GAAP)	$0.19	$0.17	$0.17	$0.25	$0.18

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.24	$0.21	$0.06	$0.34	$0.29
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.24	$0.21	$0.06	$0.34	$0.29

Adjusted return on average assets:
Total average assets	$8,163,589	$8,269,245	$8,070,092	$7,778,206	$7,494,751

Return on average assets (GAAP)	0.59%	0.50%	0.10%	0.85%	0.61%
Adjusted return on average assets (non-GAAP)	0.59%	0.53%	0.56%	0.85%	0.66%

Adjusted return on average equity:
Total average equity	$861,691	$878,883	$865,094	$895,691	$924,133

Return on average equity (GAAP)	5.58%	4.69%	0.90%	7.38%	4.92%
Adjusted return on average equity (non-GAAP)	5.58%	4.95%	5.19%	7.38%	5.34%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Adjusted return on average tangible equity:
Total average equity	$861,691	$878,883	$865,094	$895,691	$924,133
Less: average goodwill	(210,895)	(210,895)	(210,895)	(210,895)	(210,895)
Less: average other intangible assets	(2,544)	(2,683)	(2,826)	(2,971)	(3,116)
Total average tangible equity	$648,252	$665,305	$651,373	$681,825	$710,122

Return on average tangible equity (non-GAAP)	7.41%	6.20%	1.20%	9.70%	6.40%
Adjusted return on average tangible equity (non-GAAP)	7.41%	6.54%	6.89%	9.70%	6.95%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$28,761	$30,352	$32,650	$31,988	$33,612
Non-recurring transactions:
Branch consolidation expenses	—	(800)	—	—	—
Severance expense from workforce realignment	—	—	(757)	—	—
Early contract termination	—	—	—	—	(800)
Non-interest expense (non-GAAP)	$28,761	$29,552	$31,893	$31,988	$32,812

Non-interest expense ratio (GAAP)	1.41%	1.47%	1.62%	1.65%	1.79%
Adjusted non-interest expense ratio (non-GAAP)	1.41%	1.43%	1.58%	1.65%	1.75%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$28,761	$29,552	$31,893	$31,988	$32,812

Net interest income (GAAP)	$40,180	$42,371	$44,783	$48,531	$50,599
Total non-interest income (GAAP)	3,666	1,646	(8,478)	5,917	2,810
Non-recurring transactions:
Net effect of sale and call of securities	—	—	15,227	—	563
Net effect of sale of other assets	—	—	(2,931)	—	—
Total revenue (non-GAAP)	$43,846	$44,017	$48,601	$54,448	$53,972

Efficiency ratio (GAAP)	65.60%	68.96%	89.93%	58.75%	62.93%
Adjusted efficiency ratio (non-GAAP)	65.60%	67.14%	65.62%	58.75%	60.79%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2023	June 30, 2022
Adjusted net income:
Net income (GAAP)	$40,811	$67,547
Non-recurring transactions - net of tax:
Branch consolidation expenses and impairment charges	568	1,341
Net effect of sale and call of securities	10,811	397
Net effect of sale of other assets	(2,081)	(251)
Severance expense from workforce realignment	538	—
Early contract termination	—	568
Adjusted net income	$50,647	$69,602

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$40,811	$67,547
Adjustments to net income (GAAP):
Provision for income taxes	11,568	24,800
Provision for (reversal of) credit losses	2,486	(7,518)
Pre-tax, pre-provision net revenue (non-GAAP)	$54,865	$84,829

Adjusted earnings per share:
Weighted average common shares - basic	64,804	70,911
Weighted average common shares - diluted	64,804	70,933

Earnings per share - basic (GAAP)	$0.63	$0.95
Earnings per share - diluted (GAAP)	$0.63	$0.95

Adjusted earnings per share - basic (non-GAAP)	$0.78	$0.98
Adjusted earnings per share - diluted (non-GAAP)	$0.78	$0.98

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.85	$1.20
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.85	$1.20

Adjusted return on average assets:
Total average assets	$8,068,937	$7,282,370

Return on average assets (GAAP)	0.51%	0.93%
Adjusted return on average assets (non-GAAP)	0.63%	0.96%

Adjusted return on average equity:
Total average equity	$875,358	$984,551

Return on average equity (GAAP)	4.66%	6.86%
Adjusted return on average equity (non-GAAP)	5.79%	7.07%

Adjusted return on average tangible equity:
Total average equity	$875,358	$984,551
Less: average goodwill	(210,895)	(210,895)
Less: average other intangible assets	(2,757)	(3,377)
Total average tangible equity	$661,706	$770,279

Return on average tangible equity (non-GAAP)	6.17%	8.77%
Adjusted return on average tangible equity (non-GAAP)	7.65%	9.04%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2023	June 30, 2022
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$123,751	$125,708
Non-routine transactions:
Branch consolidation expenses and impairment charges	(800)	(1,898)
Severance expense from workforce realignment	(757)	—
Early contract termination	—	(800)
Non-interest expense (non-GAAP)	$122,194	$123,010

Non-interest expense ratio (GAAP)	1.53%	1.73%
Adjusted non-interest expense ratio (non-GAAP)	1.51%	1.69%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$122,194	$123,010

Net interest income (GAAP)	$175,865	$196,603
Total non-interest income (GAAP)	2,751	13,934
Non-routine transactions:
Net effect of sale and call of securities	15,227	559
Net effect of sale of other assets	(2,931)	(356)
Total revenue (non-GAAP)	$190,912	$210,740

Efficiency ratio (GAAP)	69.28%	59.71%
Adjusted efficiency ratio (non-GAAP)	64.01%	58.37%